The Sentinel Variable Products Trust Supplement dated August 15, 2008 to the Prospectus dated May 1, 2008

On August 15, 2008, the Board of Trustees met and approved an amendment subject to shareholder approval to the investment advisory agreement between Sentinel Variable Products Trust and Sentinel Asset Management, Inc. dated as of
November 1, 2000, as amended (“Advisory Agreement”) under which advisory fees payable by the Sentinel Variable
Products Common Stock, Small Company, and Mid Cap Growth Funds (“the Funds”) would increase.

The Board has called a Special Meeting of shareholders of the Funds (“Special Meeting”) to be held on November 18, 2008, at which time the shareholders will vote on the proposal to amend the advisory agreement. Only shareholders of record as of the close of business on September 2, 2008, the record date for the Special Meeting, will be entitled to vote at the meeting.
The Funds will mail proxy materials to shareholders of record, which will discuss the proposals in detail. These proxy materials are expected to begin mailing in early October.

If approved by shareholders, the amended Advisory Agreement is expected to become effective the first business day after shareholder approval and would continue in effect unless and until the Advisory Agreement is terminated or amended.

Average Annual Total Return Table

The table and footnotes on page 11 comparing, for the periods shown, the average annual return of an appropriate broad-
based securities market index with the average annual return of each Fund is deleted and replaced with the following:

	Past One Year	Past Five Years	Since Inception
For the periods ended December 31, 2007
Balanced Fund	8.44%	-	10.90%[1]
Standard & Poor’s 500 Index[3]	5.49%	-	11.61%[1]
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	-	4.93%[1]

Bond Fund	7.05%	-	5.14%[1]
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	-	4.93%[1]
Lehman Brothers U.S. Mortgage Backed
Securities Index [5,10]	6.90%	-	5.23%[1]
Lehman Brothers U.S. Fixed-Rated Mortgage-
Backed Securities (MBS) Index[6,10]	6.96%		5.19% [1]

Common Stock Fund	10.21%	14.70%	6.71%[2]
Standard & Poor’s 500 Index[3]	5.49%	12.83%	3.33%[2]

Mid Cap Growth Fund	22.00%	16.33%	3.11%[2]
Russell Midcap Growth Index[7]	11.43%	17.90%	4.76%[2]

Money Market Fund	4.70%	2.77%	2.74%[2]

Small Company Fund	8.60%	17.15%	11.40%[2]
Russell 2000 Index[8]	-1.57%	16.25%	9.31%[2]
Standard & Poor’s SmallCap 600 Index[9]	-0.30%	16.04%	11.40%[2]

[1] From inception on August 1, 2003.
[2] From inception on November 30, 2000. Morningstar category return is for the period beginning December 1, 2000.
[3] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
[4] The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-
Backed Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

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[5] The Lehman Brothers U.S. Mortgage Backed Securities Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GMNA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
[6] The Lehman Brothers U.S. Fixed-Rated Mortgage Backed Securities (MBS) Index covers the fixed-rate agency mortgage-backed securities of Ginnie
Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
[7] The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.
[8] The Russell 2000™ Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
[9] The Standard & Poor’s SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion.
[10] The Bond Fund is replacing the Lehman Brothers U.S. Fixed-Rated Mortgage Backed Securities (MBS) Index with the Lehman Brothers U.S. Mortgage
Backed Securities Index because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.

The paragraph titled “ Money Market Fund” in the Portfolio Mangers section on page 15 is deleted and replaced with the following:

David M. Brownlee manages the Money Market Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since May 2008. Mr. Brownlee holds the Chartered Financial Analyst designation.

SF0974(0808)